SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2002

METRO-GOLDWYN-MAYER INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-13481	95-4605850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Broadway Street, Santa Monica, CA	90404
(Address of Principal Executive Offices)	(Zip Code)

(310) 449-3000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report.)

Item 5.    Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 99 and incorporated herein by this reference is a press release issued on June 19, 2002 by Metro-Goldwyn-Mayer Inc. with respect to its second quarter and full year 2002 outlook.

Item 7.    Financial Statements and Exhibits

(b)  Exhibits.

99	Press release dated June 19, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO-GOLDWYN-MAYER INC.

By:	/s/ JAY RAKOW
Jay Rakow Senior Executive Vice President and General Counsel
Date: June 25, 2002

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